Exhibit 99.2

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES

ROLLING THIRTEEN MONTH STATISTICAL DATA

(Dollars in millions)

	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	YTD
LOAN PRODUCTION
Number of Working Days in the Period	22	20	23	20	22	21	20	21	19	22	21	22	21	126
Average Daily Mortgage Loan Applications	$2,731	$2,539	$2,645	$2,836	$2,642	$2,729	$2,735	$2,820	$3,009	$3,134	$2,937	$3,126	$3,144	$3,031
Mortgage Loan Pipeline (loans-in-process)	$64,979	$62,230	$64,125	$65,316	$60,939	$62,004	$57,217	$58,697	$63,945	$69,389	$68,747	$69,744	$68,533
Commercial Real Estate Loan Pipeline (loans-in-process)	$1,297	$1,204	$1,730	$1,415	$1,824	$2,232	$1,991	$1,954	$2,381	$3,207	$2,845	$2,319	$2,206

Loan Fundings (1):
Retail Lending	$14,708	$12,978	$14,021	$12,436	$13,669	$12,809	$13,949	$12,647	$11,955	$14,409	$13,578	$14,377	$14,043	$81,009
Wholesale Lending	9,283	7,786	8,193	7,229	7,464	6,650	7,781	7,155	6,874	8,159	7,963	8,077	7,413	45,641
Correspondent Lending	15,332	14,023	16,185	16,534	19,399	17,764	18,370	16,261	14,896	18,616	18,294	20,803	21,875	110,745
Capital Markets Purchases	2,674	944	1,782	1,596	576	565	1,575	309	566	954	192	884	1,558	4,463
Banking Operations Purchases (1)	1,434	1,212	1,345	292	788	490	55	741	278	1,144	453	279	374	3,269
Total Mortgage Loan Fundings	43,431	36,943	41,526	38,087	41,896	38,278	41,730	37,113	34,569	43,282	40,480	44,420	45,263	245,127
Commercial Real Estate Lending	464	427	273	646	406	863	1,093	654	693	664	930	1,157	814	4,912
Total Loan Fundings	$43,895	$37,370	$41,799	$38,733	$42,302	$39,141	$42,823	$37,767	$35,262	$43,946	$41,410	$45,577	$46,077	$250,039

Total Bank Loan Fundings (2)	$12,491	$13,057	$14,578	$11,998	$17,994	$15,725	$15,744	$15,520	$13,669	$14,533	$16,048	$19,325	$20,699	$99,794

Loan Fundings in Units (1):
Retail Lending	92,204	82,294	88,698	78,388	83,206	75,501	78,754	70,212	67,241	80,682	78,759	85,901	83,664	466,459
Wholesale Lending	44,785	37,798	40,740	35,448	36,813	32,856	38,199	34,318	32,665	38,936	38,582	39,513	36,209	220,223
Correspondent Lending	77,911	71,023	82,777	85,213	96,120	87,847	89,483	80,195	73,413	92,391	90,113	102,422	109,615	548,149
Capital Markets Purchases	9,942	3,716	6,978	5,832	2,594	2,198	5,860	951	1,817	2,884	738	3,336	4,651	14,377
Banking Operations Purchases (1)	25,473	3,709	5,683	807	11,463	1,527	183	9,395	2,670	7,552	2,723	2,110	6,638	31,088
Total Mortgage Loan Fundings	250,315	198,540	224,876	205,688	230,196	199,929	212,479	195,071	177,806	222,445	210,915	233,282	240,777	1,280,296
Commercial Real Estate Lending	66	40	39	56	97	70	87	60	64	88	89	170	137	608
Total Loan Fundings	250,381	198,580	224,915	205,744	230,293	199,999	212,566	195,131	177,870	222,533	211,004	233,452	240,914	1,280,904

Total Bank Loan Fundings (2)	100,859	78,490	88,429	74,449	111,016	87,298	87,509	91,176	78,823	87,660	94,593	111,041	121,778	585,071

Mortgage Loan Fundings (1)(3):
Purchase	$21,072	$17,484	$19,605	$17,677	$17,403	$15,960	$17,147	$13,268	$12,633	$17,265	$15,866	$18,642	$20,739	$98,413
Non-purchase	22,359	19,459	21,921	20,410	24,493	22,318	24,583	23,845	21,936	26,017	24,614	25,778	24,524	146,714
Total Mortgage Loan Fundings	$43,431	$36,943	$41,526	$38,087	$41,896	$38,278	$41,730	$37,113	$34,569	$43,282	$40,480	$44,420	$45,263	$245,127

Mortgage Loan Fundings by Product (1):
Government Fundings	$1,161	$1,047	$1,161	$1,036	$1,241	$1,176	$1,240	$1,100	$1,033	$1,406	$1,532	$1,937	$2,216	$9,224
ARM Fundings	$21,159	$18,125	$19,323	$15,778	$16,259	$14,303	$15,222	$13,748	$12,533	$14,677	$11,424	$10,667	$12,599	$75,648
Home Equity Fundings	$5,619	$3,810	$4,275	$3,766	$4,294	$3,219	$3,271	$3,586	$2,977	$3,976	$3,480	$3,382	$3,734	$21,135
Nonprime Fundings	$4,107	$3,354	$3,722	$3,058	$3,254	$3,058	$3,739	$2,939	$2,587	$2,355	$1,682	$2,186	$1,853	$13,602

MORTGAGE LOAN SERVICING (4)
Volume	$1,196,720	$1,210,919	$1,228,518	$1,244,311	$1,263,061	$1,278,101	$1,298,394	$1,316,579	$1,332,485	$1,351,598	$1,370,760	$1,392,756	$1,415,472
Units	7,757,724	7,813,034	7,890,954	7,964,033	8,043,817	8,110,072	8,198,873	8,277,857	8,347,533	8,438,625	8,522,364	8,625,522	8,737,534

Subservicing Volume (5)	$21,975	$22,012	$23,179	$20,552	$21,125	$18,692	$18,275	$17,244	$16,455	$16,258	$16,338	$16,144	$16,263
Subservicing Units	209,564	207,213	209,126	193,536	193,170	183,359	179,293	174,330	170,625	172,916	171,381	169,041	168,026

Prepayments in Full	$19,685	$16,934	$19,783	$16,907	$20,142	$19,455	$21,315	$19,126	$17,810	$20,896	$20,088	$21,135	$18,577	$117,632
Bulk Servicing Acquisitions	$29	$34	$534	$2,375	$3,913	$2,164	$6,589	$1,103	$6,136	$5,198	$2,962	$2,650	$2,401	$20,450

Servicing Portfolio Performance - CHL (6)
Delinquency as a percentage of:
unpaid principal balance	3.40%	3.61%	3.65%	4.04%	3.97%	4.15%	4.60%	4.32%	4.48%	4.07%	4.23%	4.44%	4.77%
number of loans serviced	3.92%	4.11%	4.15%	4.50%	4.43%	4.57%	5.02%	4.71%	4.71%	4.29%	4.45%	4.71%	4.98%

Foreclosures Pending as a percentage of:
unpaid principal balance	0.45%	0.46%	0.48%	0.51%	0.58%	0.62%	0.70%	0.77%	0.80%	0.83%	0.85%	0.90%	0.96%
number of loans serviced	0.47%	0.48%	0.50%	0.52%	0.56%	0.60%	0.65%	0.69%	0.70%	0.69%	0.69%	0.71%	0.74%

COUNTRYWIDE FINANCIAL CORPORATION AND SUBSIDIARIES
ROLLING THIRTEEN MONTH STATISTICAL DATA
(Dollars in millions)

	Jun-06	Jul-06	Aug-06	Sep-06	Oct-06	Nov-06	Dec-06	Jan-07	Feb-07	Mar-07	Apr-07	May-07	Jun-07	YTD
LOAN CLOSING SERVICES (units)
Credit Reports	893,541	818,603	920,379	788,458	837,157	744,719	675,767	897,918	823,272	1,109,878	982,765	1,023,073	1,026,845	5,863,751
Flood Determinations	316,722	196,237	302,948	273,293	290,196	292,759	260,263	310,340	247,297	305,214	274,407	342,574	293,131	1,772,963
Appraisals	119,292	102,950	117,367	104,930	118,105	110,071	109,116	108,450	104,652	123,070	116,062	125,420	126,686	704,340
Automated Property Valuation Services	488,613	444,637	939,734	699,238	539,126	902,351	447,833	539,439	1,257,809	573,932	634,281	1,003,475	698,273	4,707,209
Other	17,203	15,160	19,918	17,471	21,167	20,595	22,031	25,756	23,599	24,179	24,020	26,640	27,245	151,439
Total Units	1,835,371	1,577,587	2,300,346	1,883,390	1,805,751	2,070,495	1,515,010	1,881,903	2,456,629	2,136,273	2,031,535	2,521,182	2,172,180	13,199,702

CAPITAL MARKETS
Securities Trading Volume (7)	$320,842	$278,625	$353,106	$301,179	$299,790	$325,784	$361,725	$312,666	$288,731	$396,545	$308,694	$350,850	$450,200	$2,107,686

BANKING
Banking Operations Assets (in billions)	$84	$85	$87	$88	$83	$82	$83	$83	$84	$84	$86	$87	$90

INSURANCE
Net Premiums Earned:
Carrier	$83.1	$75.5	$92.1	$76.5	$81.0	$80.0	$85.6	$90.7	$89.1	$91.1	$89.3	$95.7	$102.0	$557.9
Reinsurance	18.6	18.4	18.7	19.5	19.5	20.1	20.3	20.8	21.6	20.9	20.9	21.9	22.6	128.7
Total Net Premiums Earned	$101.7	$93.9	$110.8	$96.0	$100.5	$100.1	$105.9	$111.5	$110.7	$112.0	$110.2	$117.6	$124.6	$686.6

Workforce Head Count: (8)
Loan Originations	32,515	32,253	32,310	32,013	32,395	31,906	31,606	31,633	31,721	31,849	32,641	32,966	33,796
Loan Servicing	7,390	7,138	7,003	6,959	6,951	6,968	6,980	7,145	7,209	7,256	7,453	7,818	7,897
Loan Closing Services	1,709	1,764	1,699	1,665	1,668	1,657	1,681	1,702	1,758	1,793	1,851	1,858	1,935
Banking	2,414	2,463	2,473	2,476	2,075	2,047	1,997	1,952	1,957	1,967	2,057	2,377	2,496
Capital Markets	809	842	838	858	854	878	886	903	928	996	1,035	1,064	1,098
Insurance	2,113	2,124	2,141	2,135	2,095	2,052	1,980	2,040	2,068	2,106	2,143	2,211	2,219
Global Operations	2,034	2,028	2,126	2,291	2,550	2,652	2,784	2,817	2,834	3,052	3,477	3,646	3,770
Corporate Overhead & Other	7,427	7,447	7,319	7,167	6,846	6,802	6,741	6,793	6,836	6,904	7,025	7,071	7,216
Total Workforce Head Count	56,411	56,059	55,909	55,564	55,434	54,962	54,655	54,985	55,311	55,923	57,682	59,011	60,427

Period-end Rates
10-Year U.S. Treasury Yield	5.15%	4.99%	4.74%	4.64%	4.61%	4.46%	4.71%	4.83%	4.56%	4.65%	4.63%	4.90%	5.03%
FNMA 30-Year Fixed Rate MBS Coupon	6.37%	6.15%	5.93%	5.86%	5.79%	5.57%	5.79%	5.91%	5.72%	5.77%	5.76%	6.04%	6.26%

(1)  During December 2006, the Company began reporting Banking Operations purchases from third parties.  Prior months have been restated to reflect these purchases.

(2)  These loans are processed for Countrywide Bank by the Company's Mortgage Banking production divisions and Countrywide Commercial Real Estate Finance, Inc., purchased from non-affiliates or originated by Countrywide Bank and are included in "Total Loan Fundings" above. The amounts include loans funded for both investment and for sale and commercial real estate loans processed by Countrywide Bank. The Company will report the amount of such loans subsequently sold on a quarterly basis.

(3)  Purchase fundings include first trust deed and home equity loans used as purchase money debt in the acquisition of a home. Non-purchase fundings include first trust deed refinance loans, home equity refinance loans, and stand-alone home equity loans.

(4)  Includes loans held for sale, loans held for investment, and loans serviced for others, including those under subservicing agreements.

(5)  Subservicing volume for non-Countrywide entities.

(6)  Excluding subserviced loans and portfolios purchased at a discount due to their non-performing status.

(7)  Includes trades with Mortgage Banking Segment.

(8)  Workforce Head Count includes full-time employees, contract, and temporary help.

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